Certification Pursuant to Section 906
                              of the Sarbanes-Oxley
                            Act of 2002 (subsections
                             (a) and (b) of section
                               1350, chapter 63 of
                             title 18, United States
                                      Code)

In connection with the attached Report of Rydex Capital Partners SPhinX Fund (the "Registrant") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Registrant does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the Report.

Dated: March 24, 2006
       ----------------

/s/ Michael P. Byrum
----------------------
Michael P. Byrum
President

Dated: March 24, 2006
       ----------------

/s/ Nick Bonos
----------------------
Nick Bonos
Treasurer


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.